MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1997-2

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 30,1997 the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of November 25, 1997 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


Collection Period Ending               October 31, 2001
Determination Date                     November 8, 2001
Distribution Date                      November 15, 2001


                                                          -----
Class A Accumulation Period ("Y" or "N")?                  N
                                                          -----
Class B Accumulation Period ("Y" or "N")?                  N
                                                          -----
Early Amortization Period ("Y" or "N")?                    N
                                                          -----
Class B Investor Amount paid in full ("Y" or "N")?         N
                                                          -----



MASTER TRUST INFORMATION

Receivables

1.   The aggregate amount of Receivables less all Receivables
     in Charged-Off Accounts as of the end of the last day of
     the Collection Period was equal to:                                           $  1,598,414,417.81

2.   The aggregate amount of Principal Receivables as of the
     end of the last day of the Collection Period (not including
     reduction for Discount Receivables) was equal to:                             $  1,559,248,228.65

3.   The average Discount Percentage for the Collection Period:                                   2.00%

4.   The aggregate amount of Discount Option Receivables as of
     the end of the last day of the Collection Period was equal to:                $     31,184,964.57

5.   The aggregate amount of Principal Receivables as of the
     end of the last day of the Collection Period (including
     reduction for Discount Receivables) was equal to:                             $  1,528,063,264.08

6.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
     increase for Discount Receivables) was equal to:                              $     39,166,189.16

7.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
     increase for Discount Receivables) was equal to:                              $     70,351,153.73

8.   The average amount of Receivables for the Collection
     Period was equal to:
     a. Average Principal Receivables                                              $  1,531,011,488.37
     b. Average Total Receivables                                                  $  1,602,115,487.20

9.   The Transferor Amount as of the end of the last day of the
      Collection Period:                                                           $      9,921,264.08

10.  Minimum Transferor Amount required as of end of last day of
      Collection Period:                                                           $              0.00

11.  The aggregate amount of Principal Charge-Offs for the
     Collection Period was equal to:                                               $     16,650,859.76

12.  The aggregate amount of Finance Charge Charge-Offs
     for the Collection Period was equal to:                                       $      2,049,464.20

13.  The Excess Funding Account Balance as of the end of the
     last day of the Collection Period                                             $              0.00


Collections

14.  The aggregate amount of Principal Collections for the
     Collection Period was equal to:
     a.)  Collection of Principal Receivables:                                     $    116,009,696.15
     b.)  Discount Receivable Collections:                                         $     (2,320,193.92)
                                                                                    -------------------
                                                                                    -------------------
     c.) Total Principal Receivable Collections:                                   $    113,689,502.23


15.  The aggregate amount of Finance Charge Collections for the
     Collection Period was equal to:
     a.)  Collection of Finance Charge Receivables                                 $     33,728,320.62
     b.)  Interchange Amount                                                       $      1,607,519.17
     c.)  Discount Receivable Collections                                          $      2,320,193.92
                                                                                    -------------------
                                                                                    -------------------
     d.)  Total Finance Charge Receivable Collections                              $     37,656,033.71

16.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
     Account for the Collection Period:                                            $              0.00

17.  The aggregate amount of Recoveries for the relevant Collection Period         $      2,583,782.83

18.  The aggregate amount of Collections processed for the
     Collection Period:                                                            $    153,929,318.77

Invested Amounts

19.  The 1997-2 Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A                                                                   $    603,000,000.00
     b.  Class B                                                                   $    135,000,000.00
     c.  Collateral Indebtedness Interest                                          $     63,000,000.00
     d.  Class D                                                                   $     99,000,000.00
                                                                                    -------------------
                                                                                    -------------------
     e.  Total                                                                     $    900,000,000.00

20.  The average amount of the 1997-2 Net Investment for the
     Collection Period was equal to:
     a.  Class A                                                                   $    603,000,000.00
     b.  Class B                                                                   $    135,000,000.00
     c.  Collateral Indebtedness Interest                                          $     63,000,000.00
     d.  Class D                                                                   $     99,000,000.00
                                                                                    -------------------
                                                                                    -------------------
     e.  Total                                                                     $    900,000,000.00


21.  The 1998-1 Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A                                                                   $              0.00
     b.  Class B                                                                   $     45,000,000.00
     c.  Collateral Indebtedness Interest                                          $     48,000,000.00
     d.  Class D                                                                   $     66,742,000.00
                                                                                    -------------------
                                                                                    -------------------
     e.  Total                                                                     $    159,742,000.00

22.  The average amount of the 1998-1 Net Investment for the
     Collection Period was equal to:
     a.  Class A                                                                   $              0.00
     b.  Class B                                                                   $     64,832,353.63
     c.  Collateral Indebtedness Interest                                          $     48,000,000.00
     d.  Class D                                                                   $     66,742,000.00
                                                                                    -------------------
                                                                                    -------------------
     e.  Total                                                                     $    179,574,353.63

23.  The 2001-A Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A-1 Invested Amount                                                 $    201,000,000.00
     b.  Class A-2 Invested Amount                                                 $    201,000,000.00
     c.  Class B Invested Amount                                                   $     45,000,000.00
                                                                                    -------------------
                                                                                    -------------------
     d.  Total                                                                     $    447,000,000.00

24.  The average amount of the 2001-A Net Investment for the
     Collection Period was equal to:
     a.  Class A-1 Invested Amount                                                 $    184,548,387.10
     b.  Class A-2 Invested Amount                                                 $    184,548,387.10
     c.  Class B Invested Amount                                                   $     41,322,580.65
                                                                                    -------------------
                                                                                    -------------------
     d.  Total                                                                     $    410,419,354.84

25.  The 2001-B Net Investment at the end of the last day of the
     Collection Period was equal to:
     a. Class A-1 Invested Amount                                                  $      5,000,000.00
     b. Class A-2 Invested Amount                                                  $      5,000,000.00
     c. Class B Invested Amount                                                    $      1,400,000.00
                                                                                    -------------------
                                                                                    -------------------
     d. Total                                                                      $     11,400,000.00

26.  The average amount of the 2001-B Net Investment for the
     Collection Period was equal to:
     a. Class A-1 Invested Amount                                                  $      5,000,000.00
     b. Class A-2 Invested Amount                                                  $      5,000,000.00
     c. Class B Invested Amount                                                    $      1,400,000.00
                                                                                    -------------------
                                                                                    -------------------
     d. Total                                                                      $     11,400,000.00

27.  The aggregate Invested Amount across all series of Investor
     Certificates outstanding as of the end of the last day of the
     Collection Period:                                                            $  1,518,142,000.00

Series 1997-2 Allocation Percentages

28.  The Fixed Allocation Percentage with respect to the Collection Period:
            a.  Class A                                                            %              0.00%
            b.  Class B                                                            %              0.00%
            c.  Collateral Indebtedness Interest                                   %              0.00%
            d.  Class D                                                            %              0.00%
                                                                                    -------------------
                                                                                    -------------------
            e.  Series 1997-2 Total                                                %              0.00%

29.  The Floating Allocation Percentage with respect to the Collection Period:
            a.  Class A                                                            %             39.17%
            b.  Class B                                                            %              8.77%
            c.  Collateral Indebtedness Interest                                   %              4.09%
            d.  Class D                                                            %              6.43%
                                                                                    -------------------
                                                                                    -------------------
            e.  Series 1997-2 Total                                                %             58.46%

Allocation of Collections

30.  The Series 1997-2 allocation of Collections of Principal
     Receivables for the Collection Period:
            a.  Class A                                                            $     44,533,617.55
            b.  Class B                                                            $      9,970,212.88
            c.  Collateral Indebtedness Interest                                   $      4,652,766.01
            d.  Class D                                                            $      7,311,489.45
                                                                                    -------------------
                                                                                    -------------------
            e.  Series 1997-2 Total                                                $     66,468,085.90


31.  The Series 1997-2 allocation of Collections of Finance
     Charge Receivables for the Collection Period:
            a.  Class A                                                            $     14,750,345.20
            b.  Class B                                                            $      3,302,316.09
            c.  Collateral Indebtedness Interest                                   $      1,541,080.84
            d.  Class D                                                            $      2,421,698.47
                                                                                    -------------------
                                                                                    -------------------
            e.  Series 1997-2 Total                                                $     22,015,440.60

Portfolio Yield and Delinquencies

32.  The Portfolio Yield for the  Collection Period:                               %             16.38%

33.  The 3-month average Portfolio Yield for the three most recent
     Collection Periods:                                                           %             13.69%

34.  The Base Rate for the Collection Period:                                      %              4.87%

35.  The 3-month average Base Rate for the three most recent
     Collection Periods:                                                           %              5.56%

36.  The 3-month average Portfolio Adjusted Yield:                                 %              8.13%

37.  The amount of Shared Excess Finance Charge Collections
     allocable to Series 1997-2 with respect to any Finance Charge
     Shortfall in such Series for the Collection Period:                           $              0.00

38.  The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
     (a) Delinquent 31 to 60 days                                                  $     41,656,989.85
     (b) Delinquent 61 to 90 days                                                  $     30,062,014.34
     (c) Delinquent 91 days or more                                                $     58,088,097.71

Determination of Monthly Interest

39.  Class A Monthly Interest:
            a.  Class A Monthly Interest                                           $      1,420,148.75
            b.  Funds allocated and available to pay Class A
                 Monthly Interest for the Collection Period (4.3a)                 $     14,756,864.56
            c.  Class A Interest Shortfall (b less a)                              $              0.00
            d.  Class A Additional Interest                                        $              0.00

40.  Class B Monthly Interest:
            a.  Class B Monthly Interest                                           $        348,168.75
            b.  Funds allocated and available to pay Class B
                 Monthly Interest for the Collection Period (4.3b)                 $      3,302,316.09
            c.  Class B Interest Shortfall (b less a)                              $              0.00
            d.  Class B Additional Interest                                        $              0.00

41.  Collateral Monthly Interest and Class D Monthly Interest:
            a.  Collateral/Class D Monthly Interest                                $        456,862.50
            b.  Funds allocated and available to pay Collateral/
                 Class D Monthly Interest for the Collection Period                $      3,962,779.31
            c.  Collateral/Class D Interest Shortfall (b less a)                   $              0.00
            d.  Collateral/Class D Additional Interest                             $              0.00

Determination of Monthly Principal

42.  Class A Monthly Principal (pursuant to section 4.4a):
         (X)a.  Available Principal Collections on deposit in the
                Collection Account and available for distribution:                 $              0.00
         (Y)a.  Controlled Accumulation Amount                                     $              0.00
            b.  Deficit Controlled Accumulation Amount                             $              0.00
                                                                                    -------------------
                                                                                    -------------------
            c.  Controlled Deposit Amount (sum a + b)                              $              0.00
         (Z)a.  Class A Invested Amount                                            $    603,000,000.00
     Class A Monthly Principal (the least of x,y,z)                                $              0.00

43.  Class B Monthly Principal (pursuant to section 4.4b)
     (distributable only after payout of Class A)
         (X)a.  Available Principal Collections on deposit in the
                Collection Account and available for distribution:                 $              0.00
         (Y)a.  Controlled Accumulation Amount                                     $              0.00
            b.  Deficit Controlled Accumulation Amount                             $              0.00
                                                                                    -------------------
                                                                                    -------------------
            c.  Controlled Deposit Amount (sum a + b)                              $              0.00
         (Z)a.  Class B Invested Amount                                            $    135,000,000.00
     Class B Monthly Principal (the least of x,y,z)                                $              0.00

44.  Collateral Monthly Principal
            a.  pursuant to 4.4c (i) prior to occurrence of
                Early Amortization or payment in full of the
                Class B Investor Amount (optional)                                 $              0.00
            b.  pursuant to 4.4c (ii) prior to occurrence of
                Early Amortization or payment in full of the
                Class B Investor Amount                                            $              0.00

45.  Class D Monthly Principal (pursuant to section 4.4d)                          $              0.00

Available Funds

46.  Class A Available Funds
            a.  Class A Finance Charge allocation                                  $     14,750,345.20
            b.  Prior to Class B Principal Commencement Date, the
                amount of Principal Funding Investment Proceeds and
                Reserve Account Investment Proceeds for such prior
                Collection Period                                                  $          6,519.36
            c.  Any amount of Reserve Account withdrawn and
                included in Class A Available Funds (section 4.14d)                $              0.00
            d.  Class A Available Funds (sum a-c)                                  $     14,756,864.56

47.  Class B Available Funds
            a.  Class B Finance Charge allocation                                  $      3,302,316.09
            b.  On or After Class B Principal Commencement Date, the
                amount of Principal Funding Investment Proceeds and
                Reserve Account Investment Proceeds for such prior
                Collection Period                                                  $              0.00
            c.  Any amount of Reserve Account withdrawn and
                included in Class B Available Funds (section 4.14d)                $              0.00
            d.  Class B Available Funds (sum a-c)                                  $      3,302,316.09

48.  Collateral Available Funds:
            a.  Collateral Finance Charge allocation                               $      1,541,080.84

49.  Class D Available Funds
            a.  Class D Finance Charge allocation                                  $      2,421,698.47


Reallocated Principal Collections

50.  Class D Subordinated Principal Collections (to the extent                     $              0.00
     needed to fund Required Amounts)

51.  Collateral Subordinated Principal Collections (to the extent                  $              0.00
     needed to fund Required Amounts)

52.  Class B Subordinated Principal Collections (to the extent                     $              0.00
     needed to fund Required Amounts)

53.  Total Reallocated Principal Collections                                       $              0.00


Investor Default Amounts

54.  Class A Investor Default Amount                                               $      6,522,352.60


55.  Class B Investor Default Amount                                               $      1,460,228.19


56.  Collateral Investor Default Amount                                            $        681,439.82


57.  Class D Investor Default Amount                                               $      1,070,834.01


58.  Aggregate Investor Default Amount                                             $      9,734,854.63


Allocable Amounts for Series 1997-2

59.  The Allocable Amount for Series 1997-2 as of the end of the
     Collection Period (Inv Default Amt + Series 97-2 Adjust Amt)
          Class A                                                                  $      6,522,352.60
          Class B                                                                  $      1,460,228.19
          Class C                                                                  $        681,439.82
          Class D                                                                  $      1,070,834.01
                                                                                    -------------------
                                                                                    -------------------
     Aggregate Allocable Amount                                                    $      9,734,854.63


Required Amounts for Series 1997-2

60.  Class A Required Amount (section 4.5a)
         (a)  i.  Class A Monthly Interest for current Distribution
                  Date                                                             $      1,420,148.75
             ii.  Class A Monthly Interest previously due but not
                  paid                                                             $              0.00
            iii.  Class A Additional Interest for prior Collection Period
                  or previously due but not paid                                   $              0.00
             iv.  Class A Allocable Amount                                         $      6,522,352.60
              v.  Class A Servicing Fee, including previously due but
                   not paid (if FNANB is no longer Servicer)                       $              0.00
         (b)      Class A Available Funds                                          $     14,756,864.56
            --------------------------------------------------------------------  ---------------------
            --------------------------------------------------------------------  ---------------------
                  Class A Required Amount (sum of a-f minus g)                     $              0.00

61.  Class B Required Amount (section 4.5b)
         (x)  i.  Class B Monthly Interest for current Distribution
                  Date                                                             $        348,168.75
             ii.  Class B Monthly Interest previously due but not
                  paid                                                             $              0.00
            iii.  Class B Additional Interest for prior Collection Period
                  or previously due but not paid                                   $              0.00
             iv.  Class B Servicing Fee, including previously due but
                  not paid (if FNANB is no longer Servicer)                        $              0.00
                  Class B Available Funds                                          $      3,302,316.09
         (y)      Excess of Class B Allocable Amount over
                  funds available to make payments (section 4.8d)                  $              0.00
            --------------------------------------------------------------------  ---------------------
            --------------------------------------------------------------------  ---------------------
                  Class B Required Amount ((sum of i-iv) minus Class B             $              0.00
                  Available funds plus y)

62.  Collateral/Class D Required Amount (section 4.5c)
         (x)i.  Collateral/Class D Monthly Interest for current
                Distribution date                                                  $        456,862.50
           ii.  Collateral/Class D Monthly Interest previously
                due but not paid                                                   $              0.00
          iii.  Collateral/Class D Additional Interest for prior
                Collection Period or previously due but not paid                   $              0.00
           iv.  Collateral/Class D Servicing Fee, including previously due
                but not paid (if FNANB is no longer Servicer)                      $              0.00
                Collateral/Class D Available Funds                                 $      3,962,779.31
         (y)    Excess of Collateral/Class D Allocable Amount
                amount over funds available to make payments                       $              0.00
                Collateral/Class D Required Amount ((sum of i-iv minus
                Collateral/Class D Available Funds plus y)                         $              0.00

Investor Charge-Offs

63.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
     Amount and Class D Invested Amount
            a.  Class A                                                            $              0.00
            b.  Class B                                                            $              0.00
            c.  Collateral Indebtedness Amount                                     $              0.00
            d.  Class D                                                            $              0.00

64.  The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
     Invested Amount
            a.  Class B                                                            $              0.00
            b.  Collateral Indebtedness Amount                                     $              0.00
            c.  Class D                                                            $              0.00

65.  The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
            a.  Collateral Indebtedness Amount                                     $              0.00
            b.  Class D                                                            $              0.00

Servicing Fee

66.  Class A Servicing Fee for the Collection Period                               $      1,005,000.00

67.  Class B Servicing Fee for the Collection Period                               $        225,000.00

68.  Collateral Servicing Fee for the Collection Period                            $        105,000.00

69.  Class D Servicing Fee for the Collection Period                               $        165,000.00

Enhancement
           (18% of total Invested Amount)
70.  Required Enhancement Amount
            a. Invested Amount as of the last day of the Collection Period         $    900,000,000.00
            b. Required Enhancement Amount (line a times 18%)                      $    162,000,000.00

71.  Enhancement Surplus
            a.  Available Cash Collateral Account                                  $              0.00
            b.  Collateral Indebtedness Amount                                     $     63,000,000.00
            c.  Class D Invested Amount                                            $     99,000,000.00
            d.  Required Enhancement Amount                                        $    162,000,000.00
            e.  Available Enhancement Amount                                       $    162,000,000.00
            f.  Enhancement Surplus (e plus deposits less d)                       $              0.00
            g.  Enhancement deficiency, deposit excess Finance
                Charge to Cash Collateral Account                                  $              0.00

Reserve Account

72.  Lowest historical 3-month Portfolio Adjusted Yield
     (must be > 4%, or line 72 will adjust accordingly)                            %              4.22%

73.  Reserve Account Funding Date (based on line 71)                                           9/17/01

74.  Required Reserve Account Amount (after the Reserve Account
     Funding Date, 0.5% times the Class A Adjusted Investor Amount)                $      3,015,000.00

75.  Covered Amount                                                                $              0.00

76.  Available Reserve Account Amount
            a.  Reserve Draw Amount (Covered Amount - P.F. Proceeds)               $              0.00
            b.  Amount of deposit in the Reserve Account on the
                 Distribution Date                                                 $      3,021,519.36
            b.  Reserve Account Investment Proceeds                                $          6,519.36
            c.  Amount on deposit in the Reserve Account at end of relevent
                 Due Period less Investment Proceeds                               $      3,015,000.00
            d.  Required Reserve Account Amount                                    $      3,015,000.00
            e.  Available Reserve Account Amount (After Reserve Draw)              $      3,015,000.00
            f.  Required Reserve Account Deposit on Distribution Date              $              0.00

Principal Funding Account

77.  Principal Funding Account Balance as of prior Distribution Date               $              0.00

78.  Deposit to the Principal Funding Account on the current
     Distribution Date                                                             $              0.00

79.  Withdrawal from the Principal Funding Account during the relevant
     Due Period                                                                    $              0.00

80.  Principal Funding Account Balance as of the current
     Distribution Date                                                             $              0.00

81. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

Certificate LIBOR Determination

82.  Certificate LIBOR Determination date for the Collection Period                           10/11/01

83.  Certificate LIBOR rate for the Collection Period                              %             2.525%

84. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.



                                        IN WITNESS WHEREOF, the
                                        undersigned has duly executed
                                        and delivered this Certificate
                                        this 15th day of November,
                                        2001.

                                        FIRST NORTH AMERICAN NATIONAL BANK,
                                        as Servicer


                                        By ____________________________________
                                              Name:  Philip J. Dunn
                                              Title:    Vice President